ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	6 Months Ended
Jun. 30, 2021
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

10. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities are as follows:

	December 31,	June 30,	June 30,
	2020	2021	2021
	RMB	RMB	US$
			(Note 3)
Funds raised for CrossFire New Mobile Game	56,311,274	50,836,950	7,873,641
Professional services	9,866,284	2,231,737	345,652
Agency commission fees payable	6,397,096	6,397,096	990,784
Staff cost related payables	3,842,856	4,834,468	748,764
Office expenses	1,920,735	233,119	36,106
Product development services	848,237	—	—
Others	4,384,391	2,173,096	336,569
Total	83,570,873	66,706,466	10,331,516

The Group has financed the early phase development of CrossFire New Mobile Game through fundraising from the Inner Mongolia Culture Assets and Equity Exchange. As of December 31, 2020, the Group had raised RMB57.5 million (US$8.8 million). The Group does not plan to finance the remaining RMB100.0 million (US$15.3 million) from the planned fundraising arrangement, and due to non-recovery of the advance financing fee, the Group fully impaired the advance financing fee in 2018.

In April 2020, Inner Mongolia Culture Assets and Equity Exchange filed a civil claim against the Group to recover RMB57.5 million (US$8.8 million) of principal and RMB4.6 million (US$0.7 million) of interest that the Group has previously raised to finance the early phase development of CrossFire New Mobile Game. In October 2020, Intermediate Court of Changsha City, Hunan Province issued a decision to reject all claims against the Group. As of June 30, 2021, Inner Mongolia Culture Assets and Equity Exchange did not appeal against the sentence of the court in the period granted and no further claim filed by Inner Mongolia Culture Assets and Equity Exchange against the Group